GREETINGS TEAM VERB – THIS IS MY NOVEMBER 2019 SHAREHOLDER UPDATE TO PROVIDE SOME EARLY GUIDANCE ON Q3 AND Q4 SALES. OUR 10-Q FOR Q3 WILL BE FILED LATER THIS WEEK ON TIME AND WE’LL HAVE ANOTHER CALL TO REVIEW THOSE RESULTS.

SO IT’S BEEN A WHILE SINCE I HAD AN OPPORTUNITY TO CHAT WITH YOU DIRECTLY, WHICH I MISS – BUT HOPEFULLY YOU’RE SEEING THE DAILY VIDEOS AND POSTS FROM SEVERAL OF OUR OTHER TEAM MEMBERS KEEPING YOU ALL UP TO DATE ON ALL THE LATEST AND GREATEST GOINGS ON HERE AT YOUR COMPANY. THAT’S RIGHT – VERB IS YOUR COMPANY.

OUR OBJECTIVE IS NOW, AND ALWAYS HAS BEEN, TO BUILD THE BEST SALES AND MARKETING PLATFORM FOR EVERYDAY PEOPLE – NON-TECH SAVVY USERS – WHO JUST WANT THE MOST EFFECTIVE COMMUNICATION TOOL ON THE MARKET TODAY – AND ONE THAT LEVERAGES THE POWER AND EFFECTIVENESS OF VIDEO – AND NOT JUST ANY VIDEO – INTERACTIVE VIDEO – OUR INTERACTIVE VIDEO – NOT ONLY FOR ENHANCED ENGAGEMENT – BUT ALSO FOR THE DATA COLLECTION, ANALYSIS, AND REPORTING.

SO IF YOU WANT TO READ WHAT IS NOW 10,566 AND GROWING 5 STAR REVIEWS ON THE APPLE APP STORE AND GOOGLE PLAY – JUST SINCE APRIL 1 OF THIS YEAR – YOU’LL KNOW THAT WE’VE ACCOMPLISHED JUST THAT. WE’VE BUILT AN EXTRAORDINARY APP AND ITS PERFORMING FOR CLIENTS ALL OVER THE WORLD EXACTLY AS WE TOLD YOU IT WOULD. SO NOW, IT’S ONWARD AND UPWARD FROM HERE AS WE MOVE INTO OTHER SECTORS THAT WE’VE TESTED BEFORE – AND NOW WE’RE GOING BACK IN WITH SOMETHING THAT IS REALLY STRONG – AND WE’RE GOING TO INTRODUCE SOME NEW GAME CHANGING – DISRUPTIVE – CATEGORY KILLER PRODUCTS. I CAN’T WAIT TO SHARE THOSE WITH YOU.

OUR NEW PRODUCT “LEARN” WAS JUST RELEASED ON TIME, EXACTLY AS PLANNED, AND THE RESPONSE FROM THE MARKET HAS BEEN VERY STRONG. WE’VE ALREADY SIGNED 5 ENTERPRISE CLIENTS FOR SUBSCRIPTIONS FOR OUR “LEARN” APPLICATION. WE JUST LAUNCHED IT A WEEK AGO. BUT A LOT MORE IS COMING AS WE DELIVER ON ALL THE PRODUCT PROMISES WE’VE MADE AND A FEW NEW SURPRISES.

AND WHILE YOU MAY NOT SEE IT REFLECTED YET IN OUR STOCK PRICE, I’M NOT GONNA STOP UNTIL WE CREATE THE BILLION-DOLLAR BUSINESS WE SET OUT TO CREATE – FOR YOU AND FOR US. THE PROGRESS IN THE BUSINESS HAS BEEN ENORMOUS OVER THE PAST 12 MONTHS AND TODAY I WANT TO SHARE WITH YOU SOME OF THE METRICS THAT I USE TO TRACK THE PROGRESS AND GROWTH OF THE BUSINESS – SPECIFICALLY – THE DIGITAL REVENUE – BECAUSE THAT IS THE REVENUE DERIVED FROM OUR SAAS PLATFORM AND THE SUBSCRIPTIONS TO OUR APPLICATIONS.

AS I HAVE SAID NUMEROUS TIMES, WE ARE KEENLY FOCUSED ON THAT SIDE OF THE BUSINESS BECAUSE THAT IS WHERE WE COMMAND THE HIGHEST MARKET MULTIPLES WHICH WILL EVENTUALLY TRANSLATE INTO PER-SHARE VALUE. THE PRINT SIDE OF THE OLD SOUND CONCEPTS BUSINESS HAS MUCH SMALLER MARGINS, IS NOT RECURRING REVENUE, IS LABOR INTENSIVE, DOESN’T SCALE AS EASILY, AND AS A RESULT, IT COMMANDS A MUCH LOWER MARKET VALUATION MULTIPLE.

SO WHILE WE FOCUS ON THE GROWTH OF THE DIGITAL REVENUE – THE CHALLENGE IS MANAGING THE NON-DIGITAL SIDE OF THE BUSINESS IN A WAY THAT ALLOWS US TO PROVIDE THE LEVEL OF SERVICE SOME OF OUR LARGER CLIENTS HAVE COME TO EXPECT FROM US – AND NOT TO EXIT THE NON-DIGITAL PRINT SIDE OF THE BUSINESS ALL AT ONCE OR TOO RAPIDLY AND CAUSE A LARGE PORTION OF OUR CURRENT REVENUE STREAM TO FALL OFF IMMEDIATELY.

SO I’M TRYING TO MANAGE THAT AND ITS NOT EASY. WE WANT TO MAKE SURE WE SERVICE ALL OF OUR CUSTOMERS WHO RELY ON US FOR THAT BUT THAT’S NOT THE BUSINESS WE WANT TO FOCUS ON GROWING. I’M ALSO TRYING TO MANAGE THE EXPECTATIONS OF THE INVESTMENT COMMUNITY. SOPHISTICATED INVESTORS LIKE MANY OF YOU KNOW THAT THE SAAS BUSINESS IS WHERE WE WILL GENERATE THE HIGHEST VALUE AND YOU’VE ALL HEARD ME SAY THAT NUMEROUS TIMES. YET SOME PEOPLE WANT TO SEE US USE RESOURCES TO GROW THE NON-DIGITAL BUSINESS – WHICH WE BELIEVE IS A SHORT-SIGHTED MISTAKE – AND WE’RE NOT GOING TO DO THAT. SO THOSE OF YOU WHO WANT TO SEE US GROW THE NON-DIGITAL BUSINESS, I SUGGEST LOOKING AT INVESTMENTS ELSEWHERE AS THAT’S NOT WHERE WE’RE TAKING THIS TRAIN.

SO TODAY, I WANT TO TALK ABOUT OUR THIRD QUARTER PERFORMANCE – OUR BIGGEST YET — AND I WANT TO PROVIDE SOME GUIDANCE FOR Q4 AND WHAT I EXPECT THE FULL YEAR IS GOING TO LOOK LIKE.

[ON SCREEN GRAPHIC: CLICK TO REVIEW THE SAFE HARBOR STATEMENT]

NOW I WANT TO MAKE SURE EVERYONE UNDERSTANDS THAT MY COMMENTS WILL DEFINITELY INCLUDE FORWARD LOOKING STATEMENTS SO PLEASE READ THE SAFE HARBOR PROVISIONS CAREFULLY THAT ACCOMPANY THIS VIDEO AS WELL AS THE TRANSCRIPT OF THIS VIDEO – AND PLEASE DO UNDERSTAND THAT NOTHING THAT I SAY IS TO BE INTERPRETED AS A GUARANTEE OF PERFORMANCE – NOR IS IT TO BE CONSTRUED AS INVESTMENT ADVICE – SO PLEASE DO YOUR OWN DUE DILIGENCE AND I’M NOT TALKING ABOUT THE ADVICE YOU GET IN CERTAIN ONLINE CHAT BOARDS. THOSE PEOPLE ARE DEFINITELY NOT YOUR FRIENDS.

IN FACT, NEXT TIME YOU GO ONLINE, SKIP THE CHAT BOARDS AND RESEARCH THE MARKET MULTIPLES FOR RECURRING REVENUE CRM SAAS COMPANIES AND CALCULATE WHAT YOU THINK IS A FAIR VALUE PER SHARE FOR VERB AND THEN COMPARE THE RESULTS OF YOUR OWN RESEARCH WITH THE CURRENT SHARE PRICE.

SO REGARDING OUR Q3 REVENUE PERFORMANCE, I WANT TO BE CLEAR THAT THE NUMBERS I’M GOING TO SHARE WITH YOU – WHILE I FEEL REALLY GOOD ABOUT THEM – ARE STILL PRELIMINARY – AND HAVE NOT BEEN REVIEWED BY OUR AUDITORS. I WANT TO MAKE SURE THAT’S COMPLETELY CLEAR. IN ADDITION, THESE NUMBERS ARE NOT – I REPEAT NOT – BASED ON GAAP – THAT IS – GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

ALL AUDITORS ARE BOUND BY GAAP AND OUR GAAP FINANCIALS WILL BE FILED ON TIME ON NOVEMBER 14 — THOSE OF YOU WHO UNDERSTAND THE GAAP RULES PROBABLY ALSO UNDERSTAND THE GAAP REVENUE RECOGNITION RULES. BUT FOR THOSE OF YOU THAT DON’T UNDERSTAND IT – I THOUGHT IT WOULD MAKE SENSE TO SPEND A MINUTE ON WHAT THAT MEANS FOR SAAS – SOFTWARE AS A SERVICE COMPANIES LIKE OURS.

GAAP AND ITS REVENUE RECOGNITION RULES ARE DESIGNED TO PROTECT INVESTORS – WHICH IS OBVIOUSLY A GOOD THING – AND IT PROVIDES THAT WHEN A CLIENT EXECUTES A REVENUE PRODUCING CONTRACT TO PURCHASE A PRODUCT OR SERVICE – THE COMPANY IS NOT PERMITTED TO RECORD THAT REVENUE ON ITS FINANCIAL STATEMENTS UNTIL THE CLIENT ACCEPTS OR TAKES DELIVERY OF THE PRODUCT OR SERVICE BECAUSE THAT’S WHEN THE REVENUE FOR GAAP PURPOSES IS DEEMED “EARNED”.

SO LET ME BE CLEAR – EVEN IF THE REVENUE IS BASED ON A VALID, BINDING, ENFORCEABLE CONTRACT, AND EVEN IF THE CLIENT PAID A DEPOSIT FOR THE PRODUCT OR SERVICE (IN FACT, DEPOSITS ARE RECORDED AS DEFERRED REVENUE), THE COMPANY CANNOT RECOGNIZE THAT REVENUE ON ITS FINANCIAL STATEMENTS.

SO WHY DO WE CARE ABOUT THAT?

WELL IT’S VERY DIFFICULT TO DETERMINE HOW A COMPANY IS ACTUALLY PERFORMING IF THE ONLY DATA I HAVE IS WHAT REVENUE THE COMPANY WAS ABLE TO RECOGNIZE THAT QUARTER. BECAUSE I DON’T KNOW IF THAT REVENUE WAS BASED ON NEW CONTRACTS SIGNED IN THAT QUARTER – OR THE QUARTER BEFORE THAT – OR THE QUARTER BEFORE THAT.

IN FACT, IF THE TIME BETWEEN CONTRACT SIGNING AND THE DATE WE CAN RECOGNIZE THE REVENUE IS SEVERAL MONTHS – LIKE IT IS FOR US – I DON’T KNOW IF THE COMPANY SOLD ANY NEW DEALS IN THAT QUARTER.

SO I UNDERSTAND THE NEED FOR GAAP AND THE REVENUE RECOGNITION RULES – BUT I CAN’T MANAGE THE BUSINESS BASED ON THAT INFORMATION. I NEED TO KNOW HOW THE SALES TEAM IS DOING EVERY MONTH – IN FACT, EVERY WEEK. WHILE I WANT TO KNOW HOW MUCH REVENUE WE WERE ABLE TO RECOGNIZE IN A GIVEN MONTH OR QUARTER AND FIGURE OUT HOW TO ACCELERATE THAT RECOGNITION, THE WAY I CAN TRULY DETERMINE HOW WELL THE SALES TEAM IS DOING – HOW WELL THEY’RE SELLING – I NEED TO KNOW HOW MANY COMPANIES ARE SIGNING UP FOR OUR PRODUCT IN THAT PERIOD OF TIME AND I NEED TO KNOW WHETHER WE ARE SELLING MORE THIS MONTH THAN WE DID THE PRIOR MONTH AND THE MONTH BEFORE THAT. I NEED TO SEE WHAT THE TREND IS OF NEW CONTRACTS BEING SIGNED – NOT JUST THE REVENUE WE’RE ABLE TO RECOGNIZE THAT PERIOD. SO IN OTHER WORDS, I NEED TO KNOW IS THIS BUSINESS STAGNANT, IS IT SLOWING DOWN – OR IS IT GROWING – AND IF IT’S GROWING, BY HOW MUCH.

IF I DON’T KNOW THAT, I CAN’T MANAGE IT EFFECTIVELY AND I CAN’T EVALUATE THE BUSINESS EFFECTIVELY.

SO IN THE SPIRIT OF COMPLETE TRANSPARENCY, THAT’S THE INFORMATION THAT I USE TO JUDGE HOW THIS BUSINESS IS DOING, AND AS AN INVESTOR — WHICH I AM — JUST LIKE YOU IN VERB – THIS IS THE INFORMATION I’D WANT TO KNOW SO I COULD TELL HOW WELL MY INVESTMENT IS DOING – HOW WELL THE COMPANY IS DOING – AND THEN I COULD DETERMINE WHETHER I WANTED TO CONTINUE TO INVEST IN THIS BUSINESS.

IF I ONLY LOOKED AT WHAT REVENUE WAS RECOGNIZED IN A PARTICULAR QUARTER, I MIGHT NOT UNDERSTAND WHAT THE COMPANY ACTUALLY SOLD OR DIDN’T SELL. SO, WE ALL AGREE THAT THE REVENUE RECOGNITION RULES ARE VERY IMPORTANT FOR AUDITING PURPOSES. BUT IN A BUSINESS LIKE OURS – WHERE THERE ARE MONTHS BETWEEN CONTRACT SIGNING AND REVENUE RECOGNITION – IT GIVES YOU AND A VERY INCOMPLETE – AND SOMETIMES MISLEADING UNFORTUNATELY – PICTURE OF HOW A BUSINESS IS ACTUALLY PERFORMING.

LET ME SAY THAT I APOLOGIZE TO THOSE PROFESSIONAL AND SEASONED INVESTORS OUT THERE THAT OBVIOUSLY KNOW THE REVENUE RECOGNITION RULES AND HOW TO PROPERLY MEASURE A COMPANY’S TRUE PERFORMANCE – BUT YOU KNOW WE HAVE A LOT OF PEOPLE WHO ARE NOT THAT EXPERIENCED – NOT THAT SOPHISTICATED AND I WANTED TO PROVIDE A HIGHER LEVEL OF TRANSPARENCY INTO WHAT MATTERS TO ME – NOT ONLY AS A MANAGER – BUT ALSO AS AN INVESTOR.

SO, I DECIDED I WOULD SHARE WITH YOU THE DATA THAT MATTERS TO ME MOST – WHAT THE COMPANY ACTUALLY SOLD IN THE THIRD QUARTER AND NOT JUST RECOGNIZED – BUT SOLD AND HOW DID THAT COMPARE TO PRIOR QUARTERS.

SO, LET’S GET TO IT. IN THE THIRD QUARTER WE SIGNED 14 NEW ENTERPRISE CLIENTS. THAT’S UP FROM 4 IN BOTH Q1 AND Q2 OR A TOTAL of 8 IN THE PREVIOUS 2 QUARTERS COMBINED.

[ON SCREEN GRAPHIC: 14 NEW ENTERPRISE CLIENTS Q3]

THAT’S AN INCREASE OVER EACH OF Q1 AND Q2 OF 250%.

[ON SCREEN GRAPHIC: 250% INCREASE IN NUMBER OF NEW CLIENTS]

THE VALUE OF THESE CONTRACTS FOR THE INITIAL 3-MONTH PERIOD — AGAIN LET ME EMPHASIZE – WE’RE ONLY LOOKING AT CONTRACT VALUE OF THE NEW CONTRACTS THAT WERE SIGNED IN THAT QUARTER – AND I’M ONLY LOOKING AT THE INITIAL 3 MONTHS - SINCE WE’RE COMPARING QUARTER OVER QUARTER – WE WANT TO MAKE IT APPLES TO APPLES – SO THE CONTRACT VALUE FOR THE NEW CONTRACTS WE SIGNED IN Q3 WAS MORE THAN $195,000 OF QUARTERLY RECURRING REVENUE.

[ON SCREEN GRAPHIC: IN Q3 WE SIGNED CONTRACTS THAT WILL ADD $195K IN QUARTERLY RECURRING REVENUE]

THAT’S AN INCREASE OVER Q2 OF 396%.

[ON SCREEN GRAPHIC: INCREASE OVER Q2 OF 396%]

AND AN INCREASE OVER Q1 OF 877%.

[ON SCREEN GRAPHIC: INCREASE OVER Q1 OF 877%]

NOW THIS IS ONLY THE NEW QUARTERLY RECURRING DIGITAL REVENUE – THAT IS NEW CONTRACTS SIGNED IN THAT QUARTER. WE WANT TO MAKE SURE WE DO AN APPLES TO APPLES COMPARISON. SO WHEN I SAY THIS BUSINESS IS ACCELERATING – NOW YOU KNOW WHAT I’M TALKING ABOUT.

LOOK AT THE CONTRACTS THAT WE SIGNED IN EACH QUARTER. LOOK AT THAT GROWTH.

IT ALSO DOESN’T INCLUDE APPROXIMATELY $1M OF REVENUE THAT WE START THE QUARTER WITH – BECAUSE THIS IS A RECURRING REVENUE BUSINESS SO WE START WITH REVENUE AND THEN THIS IS WHAT WE ADDED ON TOP OF THAT – AS ADDITIONAL RECURRING REVENUE.

AND I’M ALSO NOT INCLUDING ANY OF THE NON-DIGITAL REVENUE – BECAUSE WHILE THAT REMAINS A LARGE PART OF OUR TOTAL REVENUE – AS I SAID, OUR FOCUS IS ON THE SAAS RECURRING DIGITAL REVENUE. THAT’S WHAT WE’RE BUILDING BECAUSE THAT GETS THE HIGHEST VALUATION MULTIPLES AND OVER TIME WILL GENERATE THE HIGHEST SHAREHOLDER VALUE.

NOW HERE’S SOME FORWARD-LOOKING STATEMENTS – WE’RE ONLY 1 MONTH INTO Q4 – BUT I CAN ALREADY TELL YOU WITH A HIGH DEGREE OF CONFIDENCE THAT Q4 WILL BE EVEN MORE IMPRESSIVE THAN Q3.

I CAN ALSO SAY WITH A HIGH DEGREE OF CONFIDENCE – THAT 2020 IS SHAPING UP TO BE SUBSTANTIALLY HIGHER THAN 2019 – AND THOSE PROJECTIONS DO NOT CONTEMPLATE SOME SURPRISES ON THE PRODUCT SIDE THAT I’M SAVING FOR NOW.

SO, WE’RE EXECUTING, WE’RE DELIVERING. I DON’T CARE HOW YOU MEASURE IT. THIS GROWTH IS IMPRESSIVE. I’M VERY PROUD OF THE TEAM – THESE ARE AMAZING PEOPLE. YOU’RE WELCOME TO VISIT US AND MEET SOME OF THESE PEOPLE. BUT THIS IS SERIOUS GROWTH AND I DON’T SEE A LOT OF COMPANIES OUT THERE UNDERGOING THIS TYPE OF GROWTH. WE’RE ONLY LESS THAN A YEAR INTO IT AND THIS IS REALLY STARTING TO PICK UP – THIS TRAIN IS BARRELING DOWN THE TRACKS.

SO AGAIN, THIS IS NOT HAPPENING WITHOUT YOUR SUPPORT. WE APPRECIATE THAT – WE’RE DOING THIS TOGETHER – ALWAYS TOGETHER. I’LL TALK TO YOU AGAIN IN A COUPLE OF DAYS WHEN WE REVIEW THE Q3 GAAP RESULTS AND I’LL MAKE SURE I GET THOSE PRODUCT SURPRISES OUT REAL SOON SO YOU CAN SEE EXACTLY WHAT I’M SO EXCITED ABOUT. THANKS VERY MUCH – APPRECIATE YOUR TIME – TALK TO YOU SOON.

END OF VIDEO.